Effective May 1, 2011, the sub-section entitled “Portfolio Manager(s)” beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Portfolio Manager(s)

Portfolio Manager	Since	Title
Michael T. Cantara	2008	Investment Officer of MFS
Benjamin S. Kottler	May 2011	Investment Officer of MFS

Effective May 1, 2011, the sub-section entitled “Portfolio Manager(s)” beneath the main heading "Management of the Fund" is restated in its entirety as follows:

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Michael T. Cantara	Portfolio Manager, General Oversight of a Team of Investment Professionals	Employed in the investment area of MFS since 2000
Benjamin S. Kottler	Portfolio Manager, General Oversight of a Team of Investment Professionals	Employed in the investment area of MFS since 2005